Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions

3. ACQUISITIONS

On March 7, 2018, the Company entered into an agreement to purchase two BGR franchise locations in Maryland. The Company closed on the purchase of the Annapolis, MD location in the first quarter of 2018 and the Company closed on the Colombia, MD location as of October 1, 2018.

Total consideration consisted of $30,000 in cash paid and a seller note of $9,600 upon the closing of the first location and $20,000 in cash and a seller note of $187,000 upon closing of the second location in October.

The Company allocates the purchase price as of the date of acquisition based on the estimated fair value of the acquired assets and assumed liabilities. The purchase accounting for this acquisition is complete as of December 31, 2018. No proforma information is included as the proforma impact of the acquisition is not material to the consolidated financial statements as of December 31, 2018.